February 28, 2020

SUPPLEMENT TO THE

HARTFORD MULTIFACTOR ETFS PROSPECTUS,

As supplemented January 28, 2020

DATED JANUARY 28, 2020

This Supplement contains new and additional information and should be read in connection with your Statutory Prospectus.

Effective June 1, 2020, dividends from net investment income for the Hartford Multifactor Small Cap ETF will begin to be declared and paid quarterly rather than semi-annually. Accordingly, effective June 1, 2020, the income dividend and distribution frequency table in the section entitled “Fund Distributions and Tax Matters – Dividends and Distributions” in the Prospectus will be amended to replace “Semi-Annual” with “Quarterly” in the row for Hartford Multifactor Small Cap ETF.

This Supplement should be retained with your Statutory Prospectus for future reference.

HV-7514ETF	February 2020